[BRUNSWICK LETTERHEAD]                                           NEWS RELEASE




Release:  IMMEDIATE
Contact:  Kathryn Chieger
          Vice President - Corporate and Investor Relations
Phone:    (847) 735-4612


               LIFE FITNESS IN NEGOTIATIONS TO RESOLVE PATENT SUIT

         LAKE FOREST, ILL., MAY 15, 2003 -- Brunswick Corporation (NYSE: BC) announced today that its Life Fitness Division has been in negotiations regarding a potential settlement of a lawsuit with Precor, a manufacturer of fitness equipment. The lawsuit involves a dispute over patent rights held by Precor relating to the design of a cross trainer.

         Although the parties have not reached a final settlement of the lawsuit, in light of developments in connection with the negotiations, the company decided in May 2003 to establish a $25 million reserve related to the potential resolution of the litigation. The provision related to this reserve will be included in the financial statements to be issued with the company's quarterly report on Form 10-Q to be filed today. As a result of this reserve, the company will report 2003 first quarter net earnings of $3.8 million, or $0.04 per diluted share. Previously, the company had reported net earnings of $19.8 million, or $0.22 per diluted share, for the first quarter.

         Headquartered in Lake Forest, Ill., Brunswick Corporation is a manufacturer and marketer of leading consumer brands including Mercury and Mariner outboard engines; Mercury MerCruiser sterndrives and inboard engines; Teignbridge propellers; MotoTron electronic controls; Northstar marine electronics; IDS dealer management systems; Sea Ray, Bayliner, Maxum, Hatteras, Meridian and Sealine pleasure boats; Baja high-performance boats; Boston Whaler and Trophy offshore fishing boats; Princecraft fishing, deck and pontoon boats; Life Fitness, Hammer Strength and ParaBody fitness equipment; Brunswick bowling centers, equipment and consumer products; and Brunswick billiards tables.



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
BRUNSWICK CORPORATION
COMPARATIVE CONSOLIDATED STATEMENTS OF INCOME
(in millions, except per share data)
(unaudited)

                                                                                      QUARTER ENDED MARCH 31
                                                                           -------------------------------------------
                                                                              2003             2002          % Change
                                                                           ----------       ----------      ----------
NET SALES                                                                  $   934.5        $   866.7            8%
Cost of sales                                                                  725.7            675.3
Selling, general and administrative expense                                    170.8            161.1
Litigation charge                                                               25.0              -
                                                                           ----------       ----------
OPERATING EARNINGS (1)                                                          13.0             30.3          -57%
Interest expense                                                               (10.7)           (11.0)          -3%
Other income                                                                     3.6              1.3
                                                                           ----------       ----------
EARNINGS BEFORE INCOME TAXES                                                     5.9             20.6          -71%
Income tax provision                                                             2.1              7.4
                                                                           ----------       ----------
EARNINGS BEFORE CUMULATIVE EFFECT OF CHANGE IN ACCOUNTING PRINCIPLE              3.8             13.2          -71%
Cumulative effect of change in accounting principle, net of tax (2)              -              (25.1)
                                                                           ----------       ----------
NET EARNINGS (LOSS)                                                        $     3.8        ($   11.9)          NM
                                                                           ==========       ==========

BASIC EARNINGS PER COMMON SHARE:
Earnings before cumulative effect of change in accounting principle        $     0.04       $     0.15         -73%
Cumulative effect of change in accounting principle (2)                          -               (0.28)
                                                                           ----------       ----------
Net earnings (loss)                                                        $     0.04       ($    0.13)         NM
                                                                           ==========       ==========

DILUTED EARNINGS PER COMMON SHARE:
Earnings before cumulative effect of change in accounting principle        $     0.04       $     0.15         -73%
Cumulative effect of change in accounting principle (2)                          -               (0.28)
                                                                           ----------       ----------
Net earnings (loss)                                                        $     0.04       ($    0.13)         NM
                                                                           ==========       ==========

AVERAGE SHARES USED FOR COMPUTATION OF:
Basic earnings per share                                                        90.6             88.7            2%
Diluted earnings per share                                                      90.6             89.7            1%


(1) Operating earnings in the first quarter of 2003 include a $25.0 million litigation charge in connection with a patent infringement lawsuit relating to the design of a cross-trainer.
(2)  The Company adopted SFAS No. 142, effective Jan. 1, 2002

NM = Not Meaningful


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


BRUNSWICK CORPORATION
SELECTED FINANCIAL INFORMATION
(in millions)
(unaudited)


SEGMENT INFORMATION

                                                            QUARTER ENDED MARCH 31
                            ----------------------------------------------------------------------------------------------
                                           Net Sales                   OPERATING EARNINGS               OPERATING MARGIN
                            -----------------------------------  ----------------------------------    -------------------
                                                          %                                     %
                             2003            2002       Change      2003       2002         Change       2003       2002
                            ------------ -----------  ---------  ---------  -----------   ---------    --------   --------
MARINE ENGINE                   $ 412.8     $ 370.4       11%     $ 19.3        $ 24.7        -22%        4.7%       6.7%
BOAT                              378.6       353.9        7%       14.1           3.3          NM        3.7%       0.9%
MARINE ELIMINATIONS               (61.2)      (52.8)                   -             -
                            -----------   ----------             --------   -----------
     TOTAL MARINE                 730.2       671.5        9%       33.4          28.0         19%        4.6%       4.2%

FITNESS(1)                        119.2       105.0       14%      (12.5)          8.9          NM      -10.5%       8.5%
BOWLING & BILLIARDS                85.1        90.2       -6%        8.4           8.5         -1%        9.9%       9.4%
CORPORATE/OTHER                       -           -                (16.3)        (15.1)         8%
                            -----------   ----------             --------   -----------
     TOTAL                      $ 934.5     $ 866.7        8%     $ 13.0        $ 30.3        -57%        1.4%       3.5%
                            ===========   ==========             ========   ===========

(1) Fitness segment operating earnings include a $25.0 million litigation charge in the quarter ended March 31, 2003, in connection with a patent infringement lawsuit relating to the design of a cross-trainer.

NM = Not Meaningful


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BRUNSWICK CORPORATION
COMPARATIVE CONSOLIDATED BALANCE SHEETS
(in millions)


                                                             March 31,       December 31,      March 31,
                                                               2003             2002             2002
                                                            ----------       ----------       ----------
                                                            (unaudited)                       (unaudited)
ASSETS
CURRENT ASSETS
  Cash and cash equivalents                                 $    280.0       $    351.4       $    143.6
  Accounts and notes receivables, net                            441.7            401.4            432.1
  Inventories
     Finished goods                                              293.4            272.5            294.9
     Work-in-process                                             209.8            201.6            185.2
     Raw materials                                                64.5             72.8             59.1
                                                            ----------       ----------       ----------
       Net inventories                                           567.7            546.9            539.2
                                                            ----------       ----------       ----------
  Prepaid income taxes                                           302.6            305.1            318.2
  Prepaid expenses and income tax refunds receivable              43.4             55.4             39.6
                                                            ----------       ----------       ----------
       CURRENT ASSETS                                          1,635.4          1,660.2          1,472.7


NET PROPERTY                                                     777.8            792.7            787.5

OTHER ASSETS
  Goodwill and other intangibles                                 577.9            570.3            568.9
  Investments and other long-term assets                         382.2            383.9            356.6
                                                            ----------       ----------       ----------
TOTAL ASSETS                                                $  3,373.3       $  3,407.1       $  3,185.7
                                                            ==========       ==========       ==========

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES
  Short-term debt                                           $     30.7       $     28.9       $     40.8
  Accounts payable                                               281.0            291.2            214.5
  Accrued expenses and accrued income taxes                      650.5            685.5            631.3
                                                            ----------       ----------       ----------
      CURRENT LIABILITIES                                        962.2          1,005.6            886.6

LONG-TERM DEBT                                                   588.1            589.5            599.1
DEFERRED ITEMS                                                   717.2            710.2            561.0
COMMON SHAREHOLDERS' EQUITY                                    1,105.8          1,101.8          1,139.0
                                                            ----------       ----------       ----------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                  $  3,373.3       $  3,407.1       $  3,185.7
                                                            ==========       ==========       ==========

SUPPLEMENTAL INFORMATION
Debt-to-capitalization rate                                       35.9%            35.9%            36.0%




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

BRUNSWICK CORPORATION
COMPARATIVE CONSOLIDATED STATEMENTS OF CASH FLOWS
(in millions)
(unaudited)


                                                                       QUARTER ENDED MARCH 31
                                                                      -----------------------
                                                                        2003           2002
                                                                      --------       --------
CASH FLOWS FROM OPERATING ACTIVITIES
     Net earnings (loss)                                              $    3.8       $  (11.9)
     Depreciation and amortization                                        35.6           37.5
     Change in accounting principle, net of tax                            -             25.1
     Changes in noncash current assets and current liabilities          (110.3)         (50.0)
     Income taxes and other, net                                          28.7           32.0
                                                                      --------       --------
        NET CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES             (42.2)          32.7
                                                                      --------       --------
CASH FLOWS FROM INVESTING ACTIVITIES
     Capital expenditures                                                (19.9)         (16.3)
     Investments                                                         (11.9)           -
     Acquisitions of businesses, net of cash acquired                      -             (8.8)
     Other, net                                                            -              2.4
                                                                      --------       --------
        NET CASH USED FOR INVESTING ACTIVITIES                           (31.8)         (22.7)
                                                                      --------       --------
CASH FLOWS FROM FINANCING ACTIVITIES
     Net issuances of commercial paper and other
       short-term debt                                                     2.2            -
     Stock options exercised                                               0.4           25.1
                                                                      --------       --------
        NET CASH PROVIDED BY FINANCING ACTIVITIES                          2.6           25.1
                                                                      --------       --------
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                     (71.4)          35.1
CASH AND CASH EQUIVALENTS AT JANUARY 1                                   351.4          108.5
                                                                      --------       --------
CASH AND CASH EQUIVALENTS AT MARCH 31                                 $  280.0       $  143.6
                                                                      ========       ========



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